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                                                                  Exhibit 25(b)
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                         TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             --------------------

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
     [ ]              A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION

             (Exact name of trustee as specified in its charter)

                 NOT APPLICABLE                   74-0800980
         (Jurisdiction of incorporation        (I.R.S. Employer
          if not a U.S. national bank)        Identification No.)


                 600 TRAVIS STREET
                 HOUSTON, TEXAS                     77002
     (Address of principal executive offices)     (Zip code)

                                 CAROL KIRKLAND
                          712 MAIN STREET, 26TH FLOOR
                              HOUSTON, TEXAS 77002
                                 (713) 216-2449
          (Name, address and telephone number of agent for service)

                          WEINGARTEN REALTY INVESTORS
             (Exact name of obligor as specified in its charter)

         TEXAS                                     74-1464203
         (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)      Identification No.)

         2600 CITADEL PLAZA DRIVE
         HOUSTON, TEXAS                                77401
         (Address of principal executive offices)    (Zip Code)

                          SUBORDINATED DEBT SECURITIES
                     (Title of the Indenture securities)


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Item 1.      General Information.

             Furnish the following information as to the Trustee.

             (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency - Washington, D.C.
                    Federal Reserve Bank of Dallas - Dallas, Texas
                    Federal Deposit Insurance Corporation - Washington, D.C. National Bank Examiners - Dallas, Texas

             (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2.      Affiliations with the Obligor.

             If the obligor is an affiliate of the Trustee, describe each such affiliation.

             None.

Item 12.     Indebtedness of the Obligor to the Trustee.

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                  Col. A                       Col. B             Col. C
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        Nature of Indebtedness            Amount Outstanding      Date Due
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   $150,000,000 revolving commitment         $124,000,000       Nov. 21, 1997
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Item 16.     List of Exhibits.

             List below all exhibits filed as a part of this Statement of Eligibility.

             Exhibits identified with an asterisk below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

     *       (1)      Copy of Articles of Association of Texas Commerce
                      Bank National Association.

     *       (2)      Copy of Certificate of Comptroller of the Currency
                      for Texas Commerce Bank National Association to commence business.

     *       (3)      Copy of Certificate of the Comptroller of the
                      Currency for Texas Commerce Bank National Association
                      to exercise corporate trust powers.
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     *       (4)      Copy of existing bylaws of Texas Commerce
                      Bank National Association.

             (5)      Not applicable.

     *       (6)      The consent of Texas Commerce Bank National
                      Association as required by Section 321(b) of the Act.

     *       (7)      A copy of the latest report of condition of the
                      Trustee published pursuant to law or the requirements of its supervising or examining authority.

             (8)      Not applicable.

             (9)      Not applicable.


     * Incorporated by reference to the same exhibit number included in the Form T-1 of Texas Commerce Bank, National Association (Registration No. 33-87404).




                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Houston and State of Texas, on the 9th day of February, 1995.


                                      TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION



                                      By:     /s/ EARL E. ALLEN, JR.
                                          .................................
                                      Name:   Earl E. Allen, Jr.
                                      Title:  Assistant Vice President
                                              & Trust Officer